                 ----------------------------------------------


                                   PROSPECTUS

                               SEPTEMBER 13, 2005

                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                                (CLASS 3 SHARES)



                  --    Small Company Value Portfolio


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------


TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

EXPENSE SUMMARY.............................................      6

ACCOUNT INFORMATION.........................................      7

MORE INFORMATION ABOUT THE PORTFOLIO........................     10

  Investment Strategies.....................................     10

GLOSSARY....................................................     11

  Investment Terminology....................................     11

  Risk Terminology..........................................     12

MANAGEMENT..................................................     14

  Information about the Investment Adviser and Manager......     14

  Information about the Subadviser..........................     14

  Information about the Distributor.........................     14

  Portfolio Management......................................     15

  Custodian, Transfer and Dividend Paying Agent.............     16

  Legal Proceedings.........................................     16

FINANCIAL HIGHLIGHTS........................................     17

FOR MORE INFORMATION........................................     18


SunAmerica Series Trust

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------


The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about the Trust's thirty-two separate investment series, one of which is described in this Prospectus ("Portfolio"), and its investment goals and principal investment strategies. More detailed investment information is provided in the chart, under "More Information About the Portfolio," which begins on page 10, and the glossary that follows on page 11.



Q&A


Q:   WHAT IS THE PORTFOLIO'S INVESTMENT GOALS AND PRINCIPAL INVESTMENT
     STRATEGIES?



A: The Portfolio operates as a separate mutual fund, with its own investment goal and a principal investment strategy for pursuing it. The Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that the Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.




-----------------------------------------------------------------------------------------------
        PORTFOLIO              INVESTMENT GOAL            PRINCIPAL INVESTMENT STRATEGY
-----------------------------------------------------------------------------------------------
  Small Company Value      long-term growth of        invests, under normal circumstances,
  Portfolio                capital                    at least 80% of net assets in a
                                                      broadly diversified portfolio of
                                                      equity securities of small companies
                                                      generally with market capitalizations
                                                      ranging from approximately $39
                                                      million to $2.9 billion
-----------------------------------------------------------------------------------------------



A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is generally calculated to identify stocks of companies with solid financial strength that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.



MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.


"NET ASSETS" as referred to under "Principal Investment Strategy" takes into account borrowings for investment purposes.


                                                         SunAmerica Series Trust

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO?



A: The following section describes the principal risks of the Portfolio, while the chart on page 10 describe various additional risks.


    Risks of Investing in Equity Securities


    The Portfolio invests primarily in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Portfolio may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies.



    Risks of Value Investing



    The risk that the portfolio manager's judgments that a particular security is undervalued in relation to the company's fundamental economic value may prove incorrect, will particularly affect the SMALL COMPANY VALUE PORTFOLIO.


    Risks of Investing Internationally


    The Portfolio may invest in foreign securities. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.



    Risks of Investing in Smaller Companies



    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies.


    Additional Principal Risks


    Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.



Q:  HOW HAS THE PORTFOLIO PERFORMED HISTORICALLY?



A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolio by showing changes in the Portfolio's performance from calendar year to calendar year, and comparing the Portfolio's average annual returns to those of an appropriate market index. Since Class 3 shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Chart and Table are for the Class 1 shares. The annual returns of the Class 3 shares are subject to service fees, while Class 1 shares are not, and as a result, returns would have been less than those shown. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.


SunAmerica Series Trust

--------------------------------------------------------------------------------

                         SMALL COMPANY VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS 1)*

                                  (BAR CHART)

                                                    SMALL COMPANY VALUE PORTFOLIO CLASS 1**
                                                    ---------------------------------------
1999                                                                 6.15%
2000                                                                17.04%
2001                                                                 4.50%
2002                                                                -8.63%
2003                                                                32.42%
2004                                                                25.39%


During the period shown in the bar chart, the highest return for a quarter was 19.83% (quarter ended 06/30/03) and the lowest return for a quarter was -19.87% (quarter ended 09/30/02). As of the most recent calendar quarter ended 6/30/05, the year-to-date return was 2.70%.

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER    PAST ONE    PAST FIVE       SINCE
31, 2004)                                                                 YEAR        YEARS      INCEPTION(1)
-------------------------------------------------------------------------------------------------------------
 Small Company Value Portfolio Class 1**                                 25.39%      13.16%         12.68%
-------------------------------------------------------------------------------------------------------------
 Russell 2000(R) Value Index(2)                                          22.25%      17.23%         14.83%
-------------------------------------------------------------------------------------------------------------


* The returns shown in the bar chart and table are for Class 1 shares. Class 3 shares would have had substantially similar annual returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The annual returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown.


** Prior to August 28, 2002, the Portfolio was managed by U.S. Bancorp Asset Management. Franklin Advisory Services, LLC assumed subadvisory duties August 28, 2002.

(1)   Inception date for Class 1 is December 14, 1998.

(2) The Russell 2000(R) Value Index measures the performance of those Russell Top 2000 companies with lower price-to-book ratios and lower forecasted growth values.

                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                EXPENSE SUMMARY
--------------------------------------------------------------------------------


The table below describes the fees and expenses you may pay if you remain invested in the Small Company Value Portfolio. The Portfolio's annual operating expenses do not reflect the separate account fees charged in the Variable Contracts, as defined herein, in which the Portfolio is offered. Please see your Variable Contract prospectus for more details on the separate account fees.


ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from Portfolio assets)


                                                              SMALL COMPANY VALUE
                                                                 PORTFOLIO(1)
                                                              -------------------
                                                                    CLASS 3
                                                              -------------------
Management Fees                                                      1.00%
Distribution and/or Service (12b-1) Fees                             0.25%
Other Expenses                                                       1.00%
Total Annual Portfolio Operating Expenses                            2.25%


---------------


(1) The Adviser is voluntarily waiving fees and/or reimbursing expenses so that the total net expense ratios for the Portfolio does not exceed the 1.85% for Class 3 shares. This waiver and reimbursement is voluntary and may be terminated at any time.


EXAMPLE


This Example is intended to help you compare the cost of investing in the Small Company Value Portfolio with the cost of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year, reinvestment of all dividends and distributions, and that the Portfolio's operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the gross expenses shown in the fee table, your costs would be:



                                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                           ------   -------   -------   --------
Small Company Value Portfolio*
  (Class 3 shares).......................................  $  228   $  703    $1,205     $2,585


---------------

* The Example does not take into account voluntary fee waivers and/or expense reimbursements by the Adviser and expense reductions resulting from brokerage commission recapture amounts. The fee waivers and/or expense reimbursements will continue indefinitely, but may be terminated at any time.



SunAmerica Series Trust

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------


Shares of the Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies ("Variable Contracts") offered by life insurance companies affiliated with AIG SunAmerica Asset Management Corp. ("SAAMCo" or the "Adviser"), the Trust's investment adviser and manager. The term "Manager" as used in this Prospectus means either SAAMCo or other registered investment advisers that serve as subadvisers to the Trust, as the case may be. All shares of the Trust are owned by "Separate Accounts" of the life insurance companies. If you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. The Trust offers these classes of shares: Class 1, Class 2 and Class 3 shares. Class 3 shares of the Portfolio, which are issued only in connection with certain "Variable Contracts, are offered through this Prospectus, while Class 1 shares are offered through a separate prospectus. The Trust does not offer Class 2 shares of the Portfolio.



You should be aware that the Variable Contracts involve fees and expenses that are not described in this prospectus, and that the contracts also may involve certain restrictions and limitations. You will find information about purchasing a Variable Contract and the Portfolio available to you in the prospectus that offers the contracts, which accompanies this Prospectus.


The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts through the various life insurance companies. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.


SERVICE (12B-1) PLAN



Class 3 shares of the Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of up to 0.25% of the average daily net assets of such class of shares. The service fees will be used to compensate the life insurance companies for costs associated with the servicing of Class 3 shares, including the cost of reimbursing the life insurance companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolio's Class 3 shares. Because these fees are paid out of the Portfolio's Class 3 assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


TRANSACTION POLICIES


VALUATION OF SHARES. The net asset value per share ("NAV") for the Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of Class 3 shares by the number of such class's outstanding shares. The NAV for the Portfolio also may be calculated on any other day in which there is sufficient liquidity in the securities held by the Portfolio. As a result, the value of the Portfolio's shares may change on days when you will not be able to purchase or redeem your shares.


Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Trust's Board, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the

                                                         SunAmerica Series Trust
day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Portfolio's shares, and the Portfolio may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Portfolio determines that closing prices do not reflect the fair value of the securities, the Portfolio will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is open. The Trust uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.



The Portfolio may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of the Portfolio's shares may change on days when the Trust is not open for purchases or redemptions.



BUY AND SELL PRICES. The Separate Accounts buy and sell shares of the Portfolio at NAV, without any sales or other charges.


EXECUTION OF REQUESTS. The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust, or the insurance company as its authorized agent, before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.


During periods of extreme volatility or market crisis, the Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.


FREQUENT PURCHASES AND REDEMPTIONS OF SHARES


The Portfolio, which is offered only through Variable Contracts, is intended for long-term investment and not as frequent short-term trading ("market timing") vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not acquire Variable Contracts that relate to shares of the Portfolio. The Board of Trustees has adopted policies and procedures with respect to market timing activity as discussed below.



The Trust believes that market timing activity is not in the best interest of the Portfolio's performance or its participants. Market timing can disrupt the ability of a Manager to invest assets in an orderly, long-term manner, which may have an adverse impact on the performance of the Portfolio. In addition, market timing may increase the Portfolio's expenses through: increased brokerage, transaction and administrative costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Portfolio performance.



Since the Portfolio invests significantly in foreign securities, it may be particularly vulnerable to market timing. Market timing in the Portfolio may occur because of time zone differences between the foreign markets on which the Portfolio's international portfolio securities trade and the time as of which the Portfolio's net asset value is calculated. Market timers may purchase shares of the Portfolio based on events occurring after foreign market closing prices are established but before calculation of the Portfolio's net asset value, or if they believe market prices for junk bonds are not accurately reflected by the Portfolio. One of the objectives of the Trust's fair value pricing procedures is to minimize the possibilities of this type of market timing (see "Transaction Policies -- Valuation of Shares").


SunAmerica Series Trust

Shares of the Portfolio are generally held through insurance company separate accounts. The ability of the Trust to monitor transfers made by the participants in separate accounts maintained by financial intermediaries is limited by the institutional nature of these omnibus accounts. The Board's policy is that the Portfolio must rely on the insurance company separate account to both monitor market timing within the Portfolio and attempt to prevent it through its own policies and procedures. In situations in which the Trust becomes aware of possible market timing activity, it will notify the insurance company separate account in order to help facilitate the enforcement of such entity's market timing policies and procedures. There is no guarantee that the Trust will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not the Trust detects it, if market timing activity occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. The Trust reserves the right, in its sole discretion and without prior notice, to reject or refuse purchase orders received from insurance company separate accounts, whether directly or by transfer, including orders that have been accepted by a financial intermediary, that the Trust determines not to be in the best interest of the Portfolio. Such rejections or refusals will be applied uniformly without exception.


Please review your Variable Contract prospectus for more information regarding the insurance company's market timing policies and procedures, including any restrictions or limitations that the insurance company separate account may impose with respect to trades made through a Variable Contract.


Please refer to the documents pertaining to your Variable Contract prospectus on how to direct investments in or redemptions from (including making transfers into or out of) the Portfolio and any fees that may apply.


PORTFOLIO HOLDINGS


The Trust's policies and procedures with respect to the disclosure of the Portfolio's securities are described in the Statement of Additional Information.


DIVIDEND POLICIES AND TAXES


DISTRIBUTIONS. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually.


DISTRIBUTION REINVESTMENT. The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.


TAXABILITY OF THE PORTFOLIO. The Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as the Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.


                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------


                      MORE INFORMATION ABOUT THE PORTFOLIO

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES


The Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the chart on page 3. The chart below summarizes information about the Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the charts and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in the Portfolio through one of the Variable Contracts.




--------------------------------------------------------------------------------------
                                                       SMALL COMPANY
                                                           VALUE
--------------------------------------------------------------------------------------
  What are the Portfolio's principal      - Equity securities:
  investments?                              - small-cap stocks
                                              (at least 80%)
--------------------------------------------------------------------------------------
  What other types of investments or      - Fixed income securities:
  strategies may the Portfolio use to a     - U.S. government securities
  significant extent?                       - corporate debt instruments
                                            - preferred stocks
                                          - Foreign securities
                                            (up to 25%)
--------------------------------------------------------------------------------------
  What other types of investments may     - Short-term investments
  the Portfolio use as part of efficient  - Defensive investments
  portfolio management or to enhance      - Borrowing for temporary or emergency
  return?                                   purposes
                                            (up to 33 1/3%)
                                          - Securities lending
                                            (up to 33 1/3%)
                                          - Illiquid securities
                                            (up to 15%)
                                          - Forward commitments
                                          - Registered investment companies
                                          - Firm commitments
                                          - When issued and delayed-delivery
                                            transactions
                                          - REITs
                                          - Equity securities
                                            - convertible securities
                                            - warrants
                                            - rights
--------------------------------------------------------------------------------------
  What additional risks normally affect   - Foreign exposure
  the Portfolio?                          - Illiquidity
                                          - Interest rate fluctuations
                                          - Market volatility
                                          - Securities selection
                                          - Small companies
--------------------------------------------------------------------------------------


SunAmerica Series Trust

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY


BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by the Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost the Portfolio interest expense and other fees. Borrowing may exaggerate changes in the Portfolio's net asset value and the cost may reduce the Portfolio's return.



DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. The Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When the Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, the Portfolio may not achieve its investment goal.


EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - MARKET CAPITALIZATION RANGES. Companies are determined to be large-cap companies, mid-cap companies, or small-cap companies based upon the total market value of the outstanding securities of the company. Generally, large-cap stocks will include companies that fall within the range of the Russell 1000 Index, mid-cap stocks will include companies that fall within the capitalization range of the Russell Midcap Index(R), and small-cap stocks will include companies that fall within the range of the Russell 2000(R) Index.


       Due to fluctuations in market conditions, there may be some overlap among capitalization categories. The market capitalization of companies within the Portfolio's investments may change over time; however, the Portfolio will not sell a stock just because a company has grown to a market capitalization outside the appropriate range. The Portfolio may, on occasion, purchase companies with a market capitalization above/or below the range.


     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.


FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.


FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. The issuer of a SENIOR FIXED INCOME SECURITY is obligated to make payments on this security ahead of other payments to security holders. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the

                                                         SunAmerica Series Trust

       U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (BONDS, NOTES AND DEBENTURES) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.


FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies ("PFICs"), American Depositary Receipts ("ADRs") or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). An EMERGING MARKET country is generally one with a low or middle income economy that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.



FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. The Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, the Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.



ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.



REGISTERED INVESTMENT COMPANIES are investments by the Portfolio in other investment companies which are registered in accordance with the federal securities laws.



REITs (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the Portfolio.



SECURITIES LENDING involves a loan of securities by the Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.



SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide the Portfolio with sufficient liquidity to meet redemptions and cover expenses.



RISK TERMINOLOGY



FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments


SunAmerica Series Trust
and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities.



ILLIQUIDITY: There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.


INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.


MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Portfolio's portfolio.



SECURITIES SELECTION: A strategy used by the Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.



SMALL COMPANIES: Companies with smaller market capitalizations (particularly under $1.35 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.




                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INFORMATION ABOUT THE INVESTMENT ADVISER AND MANAGER


SAAMCo serves as investment adviser and manager for the Portfolio. SAAMCo selects the Subadviser for the Portfolio, provides various administrative services and supervises the daily business affairs of the Portfolio. SAAMCo was organized in 1982 under the laws of Delaware, and managed, advised or administered assets in excess of $42.9 billion as of December 31, 2004. SAAMCo is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992


SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for AIG Series Trust, Anchor Series Trust, Seasons Series Trust, SunAmerica Focused Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Senior Floating Rate Fund, Inc., VALIC Company I and VALIC Company II.


For the fiscal year ended January 31, 2005, the Portfolio paid SAAMCo 1.00% of its average daily net assets.



INFORMATION ABOUT THE SUBADVISER



FRANKLIN ADVISORY SERVICES, LLC (Franklin) is a Delaware limited liability company located at One Parker Plaza, 9th Floor, Fort Lee, NJ 07024. Franklin is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as Franklin Templeton Investments), a publicly owned company engaged in the financial services industry through its subsidiaries. As of December 31, 2004, Franklin Templeton Investments managed approximately $402 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.



SAAMCo compensates the Subadviser out of the advisory fees that it receives from the Portfolio. SAAMCo may terminate any agreement with the Subadviser without shareholder approval.


INFORMATION ABOUT THE DISTRIBUTOR


AIG SunAmerica Capital Services, Inc. (the "Distributor") distributes the Portfolio's shares and incurs the expenses of distributing the Portfolio's shares under a Distribution Agreement with respect to the Portfolio, none of which are reimbursed by or paid for by the Portfolio. The Distributor is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.


SunAmerica Series Trust

PORTFOLIO MANAGEMENT


The management team that has primary responsibility for the day-to-day management of the Portfolio is set forth below in the following table. Unless otherwise noted, a management team's members share responsibility in making investment decisions on behalf of the Portfolio and no team member is limited in his/her role with respect to the management team.



The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Portfolio that they serve as portfolio manager, and the structure and method used by the Subadviser to determine its compensation.




---------------------------------------------------------------------------------------------------------------------------
                                    ADVISER/                  NAME AND TITLE OF
        PORTFOLIO                  SUBADVISER              PORTFOLIO MANAGER (AND/                 EXPERIENCE
                                                             OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------------------------
 Small Company Value        Franklin                    Investment team includes:
 Portfolio
                                                        - William J. Lippman             Mr. Lippman joined Franklin in
                                                          President and Portfolio        1988 and is currently a Senior
                                                          Manager                        Vice President of Franklin
                                                                                         Templeton Investments as well
                                                                                         as President and Trustee of
                                                                                         Franklin Managed Trust. He is
                                                                                         a member of the Franklin
                                                                                         Institutional Small Cap Value
                                                                                         Equity Management team. Mr.
                                                                                         Lippman is the lead portfolio
                                                                                         manager of this Portfolio.

                                                        - Bruce Baughman                 Mr. Baughman joined Franklin
                                                          Senior Vice President and      in 1988 and is currently a
                                                          Portfolio Manager              Senior Vice President. He is a
                                                                                         member of the Franklin
                                                                                         Institutional Small Cap Value
                                                                                         Equity Management team. Mr.
                                                                                         Baughman is a back-up
                                                                                         portfolio manager of this
                                                                                         Portfolio.
---------------------------------------------------------------------------------------------------------------------------


                                                         SunAmerica Series Trust


---------------------------------------------------------------------------------------------------------------------------
                                    ADVISER/                  NAME AND TITLE OF
        PORTFOLIO                  SUBADVISER              PORTFOLIO MANAGER (AND/                 EXPERIENCE
                                                             OR MANAGEMENT TEAM)
---------------------------------------------------------------------------------------------------------------------------
 Small Company Value        Franklin                    - Margaret McGee                 Ms. McGee joined Franklin in
 Portfolio (continued)                                   Vice President and Portfolio    1988 and is currently a Vice
                                                        Manager                          President. She is a member of
                                                                                         the Franklin Institutional
                                                                                         Small Cap Value Equity
                                                                                         Management team. Ms. McGee is
                                                                                         a back-up portfolio manager of
                                                                                         this Portfolio.

                                                        - Don Taylor                     Mr. Taylor joined Franklin in
                                                         Senior Vice President and       1996 and is currently a Senior
                                                        Portfolio Manager                Vice President. He is a member
                                                                                         of the Franklin Institutional
                                                                                         Small Cap Value Equity
                                                                                         Management team. Mr. Taylor is
                                                                                         a back-up portfolio manager of
                                                                                         this Portfolio.
---------------------------------------------------------------------------------------------------------------------------



CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT



State Street Bank and Trust Company, Boston, MA, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.



LEGAL PROCEEDINGS



On May 26, 2005, the New York Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. ("AIG") as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York's Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management or administrative services to the Portfolios. The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other things.



AIG is the indirect parent company and an affiliated person of SAAMCo and the Distributor. Neither SAAMCo, the Distributor or their respective officers and directors nor the Portfolios have been named in the complaint, and the complaint does not seek any penalties against them.



In SAAMCo's view, the matters alleged in the lawsuit are not material in relation to the financial position of SAAMCo or the Distributor, or to their ability to provide their respective services to the Portfolios. Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then SAAMCo and the Distributor will need to obtain permission from the Securities and Exchange Commission to continue to service the Portfolios. While the Securities and Exchange Commission has granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.


SunAmerica Series Trust

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS*
--------------------------------------------------------------------------------

The following Financial Highlights tables for Class 1 shares of the Portfolio are intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class 1 share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class 1 share of the Portfolio (assuming reinvestment of all dividends and distributions). Because Class 3 shares are new, and financial highlights information shown below is for Class 1 shares. Class 3 shares would have had substantially similar total returns as those shown for Class 1 shares because the shares are invested in the same portfolio of securities as the Class 1 shares. The total returns of the Class 3 shares would differ from those of the Class 1 shares only to the extent that Class 3 shares are subject to service fees, while Class 1 shares are not. Separate Account charges are not reflected in the total returns. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers, LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.


-------------------------------------------------------------------------------------------------------------------------------
               NET        NET                        TOTAL        DIVIDENDS      DIVIDENDS                     NET
              ASSET     INVEST-    NET REALIZED       FROM      DECLARED FROM    FROM NET                     ASSET
              VALUE      MENT      & UNREALIZED     INVEST-          NET         REALIZED                     VALUE
  PERIOD    BEGINNING   INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON         TOTAL       END OF    TOTAL
  ENDED     OF PERIOD   (LOSS)*    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS   DISTRIBUTIONS   PERIOD   RETURN**
-------------------------------------------------------------------------------------------------------------------------------
                                             Small Company Value Portfolio Class 1
01/31/01     $10.52     $(0.05)       $ 2.23         $ 2.18        $   --         $(2.26)        $(2.26)      $10.44     20.98%
01/31/02      10.44      (0.04)         0.66           0.62            --          (0.29)         (0.29)       10.77      6.29
01/31/03      10.77      (0.04)        (1.53)         (1.57)           --          (0.60)         (0.60)        8.60    (14.54)
01/31/04       8.60      (0.03)         3.58           3.55            --             --             --        12.15     41.28
01/31/05      12.15       0.09          2.70           2.79            --             --             --        14.94     22.96

----------  ------------------------------------------------------------
              NET                         RATIO OF NET
             ASSETS     RATIO OF           INVESTMENT
             END OF    EXPENSES TO      INCOME (LOSS) TO
  PERIOD     PERIOD      AVERAGE            AVERAGE            PORTFOLIO
  ENDED      (000S)    NET ASSETS          NET ASSETS          TURNOVER
----------  ------------------------------------------------------------
                       Small Company Value Portfolio Class 1
01/31/01    $  4,409      1.40%(1)(2)        (0.41)%(1)(2)         57%
01/31/02       6,056      1.40(1)(2)         (0.37)(1)(2)          54
01/31/03       5,782      1.49(2)            (0.41)(2)            124
01/31/04       8,562      1.60(2)            (0.31)(2)             22
01/31/05      10,462      1.60(2)             0.66(2)              22


---------------


   *  Calculated based upon average shares outstanding.
  ** Total return is not annualized and does not reflect expenses that apply to the separate accounts of the Life Companies.
      If such expenses had been included, the total return would have been lower for each period presented. Total return does include expense reimbursements and expense reductions.
   +  Annualized
 (1) The ratios reflect an expense cap of 1.40% which is net of custody credits(0.01%) or waivers/reimbursements if applicable.
 (2) During the below stated periods, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Portfolio or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. If all fees and expenses had been incurred by the Portfolio, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:


                                                                          EXPENSES
                                                      ------------------------------------------------
                                                      1/01+      1/02      1/03         1/04      1/05
                                                      ------------------------------------------------
     Small Company Value Class 1....................  2.64%      2.08%     2.08%(3)     2.27%     2.00%

                                                                  NET INVESTMENT INCOME (LOSS)
                                                      -----------------------------------------------------
                                                      1/01+      1/02           1/03       1/04       1/05
                                                      -----------------------------------------------------
     Small Company Value Class 1....................  (1.65)%    (1.93)%(3)     (0.99)%    (0.98)%     0.26%



 (3)  Gross of custody credits of 0.01%.


                                                         SunAmerica Series Trust

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------


The following documents contains more information about the Portfolio and are available free of charge upon request:



        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected the Portfolio's performance for the most recently completed fiscal year.



        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolio's policies, investment restrictions and business structure. This Prospectus incorporates the SAI by reference.


You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299, Los Angeles, California 90054-0299.


Information about the Portfolio (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.


You should rely only on the information contained in this Prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-7238

SunAmerica Series Trust
                                       18